SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 8, 2001
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                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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        Maine                       0-2429                      59-0276810
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
    of incorporation)               Number)                       No.)


One Energy Place, Pensacola, Florida                        32520-0102
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

          On November 8, 2001, Gulf Power Company (the "Company") and Gulf Power Capital Trust III (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 1,200,000 7.375% Trust Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-59942, 333-59942-01 and 333-59942-02) of the Company and the Trust. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1 Underwriting Agreement, dated November 8, 2001, among the Company, the Trust, Salomon Smith Barney Inc., UBS Warburg LLC and Raymond James & Associates, Inc.

                  4.2 Fourth Supplemental Indenture dated as of November 16, 2001, providing for the issuance of the Company's Series D 7.375% Junior Subordinated Notes due September 30, 2041.

                  4.5 Amended and Restated Trust Agreement of Gulf Power Capital Trust III.

                  4.6 Form of Preferred Security of Gulf Power Capital Trust III (included in Exhibit 4.5 above).

                  4.7 Form of Series D 7.375% Junior Subordinated Note due September 30, 2041 (included in Exhibit 4.2 above).

                  4.8 Guarantee Agreement relating to Gulf Power Capital Trust III.

                  4.9 Agreement as to Expenses and Liabilities relating to Gulf Power Capital Trust III (included in Exhibit 4.5 above).

                  8        Tax Opinion of Troutman Sanders LLP.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     November 16, 2001                             GULF POWER COMPANY



                                                        By /s/Wayne Boston
                                                            Wayne Boston
                                                        Assistant Secretary